UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 28, 2020

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As set forth below under Item 5.07 of this Current Report on Form 8-K, on May 28, 2020, at the 2020 Annual Meeting of stockholders (the “2020 Annual Meeting”) of Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), the Company’s stockholders approved all five proposals submitted for their vote, two of which related to the Company’s charter (the “Charter”) and the Company’s bylaws (the “Bylaws”).

Following approval by the Company’s stockholders of the amendments to the Charter at the 2020 Annual Meeting, the Company filed on May 29, 2020 Articles of Amendment with the State Department of Assessments and Taxation of Maryland to remove existing restrictions on allowing the Company to purchase or otherwise acquire parity preferred stock when accrued and unpaid dividends on any series of the preferred stock have not been paid or set apart for payment at the time of such purchase or other acquisition.

Following approval by the Company’s stockholders of the amendment to the Bylaws at the 2020 Annual Meeting, the Board of Directors of the Company approved on May 28, 2020 an amendment to the Bylaws to allow stockholders to amend the Bylaws by a vote of the majority of votes cast at a meeting of stockholders duly called and at which a quorum is present.

The full text of the Articles of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The full text of the Bylaws, as amended, is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting was held on May 28, 2020. The voting results for each of the proposals submitted to a vote of the stockholders at the 2020 Annual Meeting are set forth below:

Proposal 1: Election of Directors

Each nominee for director was elected, and the voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Clayton Andrews	6,302,078	227,510	1,970,594
Kerry G. Campbell	6,421,737	107,851	1,970,594
Stefani Carter	6,029,099	500,489	1,970,594
Andrew R. Jones	5,950,525	579,063	1,970,594
Daniel Khoshaba	6,418,993	110,595	1,970,594
Paula J. Poskon	6,306,435	223,153	1,970,594
Joseph D. Stilwell	6,314,836	214,752	1,970,594

Proposal 2: Advisory Vote to Approve Executive Compensation

The Company’s stockholders approved, on an advisory non-binding basis, the Company’s named executive officer compensation as described under the Compensation section of the Company’s proxy statement, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,786,579	572,390	170,619	1,970,594

Proposal 3: Amendment to Articles of Incorporation – Preferred Stock

The Company’s stockholders approved the amendments to the terms of the preferred stock in the Charter to remove existing restrictions on allowing the Company to purchase or otherwise acquire parity preferred stock when accrued and unpaid dividends have not been paid or set apart for payment at the time of such acquisition, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,199,595	305,195	24,798	1,970,594

Proposal 4: Amendment to Bylaws

The Company’s stockholders approved the proposal to amend the Company’s bylaws to allow stockholders the right to amend the Company’s bylaws, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,421,006	88,380	20,202	1,970,594

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders approved the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,290,460	170,609	39,113	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Articles of Amendment of Wheeler Real Estate Investment Trust, Inc.
3.2	Bylaws of Wheeler Real Estate Investment Trust, Inc., as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Crystal Plum
Name: Crystal Plum
Title: Chief Financial Officer

Dated: May 29, 2020

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